Supplement Dated February 3, l997 to Prospectus of Gradison
      Ohio Tax-Free Income Fund Dated October 28, l996

1- The name of the Fund has been changed to the Gradison
Ohio Tax-Free Income Fund.

2- The following sentence is added to the end of the first full paragraph on page nine of the Prospectus:

     The Fund sells shares without a sales charge to accounts of financial institutions or broker-dealers that charge account management fees, provided the Distributor has entered into an agreement with respect to such accounts.